Exhibit 99.1

Jabil Delivers Solid Fourth Quarter & Fiscal Year 2015 Results

Company Exceeds Expectations and Raises Outlook for Fiscal 2016

St. Petersburg, FL – September 24, 2015... Today Jabil Circuit, Inc. (NYSE: JBL), announced preliminary, unaudited financial results for its fourth quarter and full fiscal year, ended August 31, 2015. The company reported fourth quarter net revenue of $4.7 billion and fiscal year net revenue of $17.9 billion.

“I am extremely pleased with our fiscal 2015 results and in particular the financial strength demonstrated as we exited the year. We exceeded nearly every financial target provided at the outset of the year, culminating with core earnings per share of $2.07 and free cash flow of approximately $300 million,” said Mark T. Mondello, Chief Executive Officer. “Our strong cash generation provided us the financial flexibility to complete a number of strategic acquisitions, aggressively re-invest in the business and return approximately $150 million to shareholders via dividend and share repurchases,” he added.

Fiscal 2015 Financial Highlights

•	Total Company revenue of $17.9 billion, an increase of 14% year-over-year.

o Diversified Manufacturing Services revenue: $7.1 billion, an increase of 39% year-over-year.

o Electronics Manufacturing Services revenue: $10.8 billion, an increase of 1% year-over-year.

•	Generated $1.24 billion in cash flow from operations.

•	Returned approximately $150 million to shareholders via dividend and share repurchases.

For the fourth quarter of fiscal year 2015, U.S. generally accepted accounting principles (U.S. GAAP) operating income was $150.4 million and U.S. GAAP net diluted earnings per share was $0.45. For fiscal year 2015, U.S. GAAP operating income was $555.4 million and U.S. GAAP net diluted earnings per share was $1.45.

For the fourth quarter of fiscal year 2015, core operating income (as defined below) was $162.9 million and core diluted earnings per share (as defined below) was $0.53. For fiscal year 2015, core operating income (as defined below) was $670.0 million and core diluted earnings per share (as defined below) was $2.07.

Jabil’s two reporting segments delivered the following revenue results for the company’s fourth fiscal quarter:

•	Diversified Manufacturing Services: $1.9 billion.

•	Electronics Manufacturing Services: $2.8 billion.

(Definitions used: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges and goodwill impairment charges. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil calculates its core return on invested capital by annualizing its after-tax core operating income for its most recently ended quarter and dividing that by a two quarter average of its net invested capital base. Jabil reports core operating income, core earnings, core diluted and basic earnings per share and core return on invested capital to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and return on invested capital from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income (loss) and U.S. GAAP earnings (loss) per share, its calculation of core return on invested capital and additional information in the supplemental information.)

Quarterly Results	Q4 2015	Q4 2014

Net revenue	$4.7 billion	$4.1 billion
U.S. GAAP operating income	$150.4 million	$46.6 million
U.S. GAAP net income (loss)	$87.7 million	$(26.2) million
U.S. GAAP net diluted earnings (loss) per share	$0.45	$(0.13)
U.S. GAAP return on invested capital	15.9%	1.5%
Core operating income	$162.9 million	$79.5 million
Core earnings	$103.2 million	$10.2 million
Core diluted earnings per share	$0.53	$0.05
Core return on invested capital	17.6%	5.8%

Fiscal Year Results	Fiscal Year 2015	Fiscal Year 2014

Net revenue	$17.9 billion	$15.8 billion
U.S. GAAP operating income	$555.4 million	$204.1 million
U.S. GAAP net income	$284.0 million	$241.3 million
U.S. GAAP net diluted earnings per share	$1.45	$1.19
U.S. GAAP return on invested capital	14.0%	4.1%
Core operating income	$670.0 million	$345.4 million
Core earnings	$406.2 million	$108.1 million
Core diluted earnings per share	$2.07	$0.53
Core return on invested capital	17.8%	7.8%

Business Outlook

“Our team is positioned for another solid year in fiscal 2016,” said Mark T. Mondello, Chief Executive Officer. “Jabil’s strong first quarter guidance can be directly attributed to the commitment of our employees, the exceptional brands we serve and a focused pursuit of our growth strategy,” he added. Management anticipates fiscal year 2016 revenue of approximately $20 billion and core diluted earnings per share of $2.60.

First Quarter of Fiscal Year 2016 Guidance

• Net revenue	$5.1 billion to $5.3 billion
• U.S. GAAP operating income	$188 million to $232 million
• U.S. GAAP net diluted earnings per share	$0.56 to $0.74 per diluted share
• Core operating income	$220 million to $260 million
• Core diluted earnings per share	$0.72 to $0.88 per diluted share
• Diversified Manufacturing Services	Increase revenue 33% percent year-over-year
• Electronics Manufacturing Services	Consistent revenue year-over-year

(U.S. GAAP net diluted earnings per share for the first quarter of fiscal year 2016 are currently estimated to include $0.03 per share for amortization of intangibles, $0.10 per share for stock-based compensation expense and related charges and $0.03 to $0.01 per share for restructuring and related charges.)

FORWARD LOOKING STATEMENTS: This news release contains forward-looking statements, including those regarding our anticipated financial results for our fourth quarter of fiscal year 2015 and full fiscal year 2015; our positioning for future financial performance in fiscal 2016; our delivery of revenue growth and core earnings per share for fiscal 2016; our currently expected fiscal year 2016 net revenue (including that of our segments), core and U.S. GAAP operating income, core and U.S. GAAP diluted earnings per share results and the components thereof. The statements in this news release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: our determination as we finalize our financial results for our fourth quarter of fiscal year 2015 and our full fiscal year 2015 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; fluctuations in our stock’s market price; fluctuations in operating results and cash flows; unexpected, adverse seasonal impacts on demand; changes in macroeconomic conditions, both in the U.S. and internationally; the occurrence of, success and expected financial results from, product ramps; our financial performance during and after the current economic conditions; our ability to maintain and improve costs, quality and delivery for our customers; risks and costs inherent in litigation; whether our realignment of our capacity will adversely affect our cost structure, ability to service customers and labor relations; our ability to take advantage of perceived benefits of offering customers vertically integrated services; changes in technology; competition; anticipated growth for us and our industry that may not occur; managing rapid growth; managing rapid declines in customer demand and other related customer challenges that may occur; our ability to successfully consummate acquisitions and divestitures; managing the integration of businesses we acquire; risks associated with international sales and operations; retaining key personnel; our dependence on a limited number of large customers; business and competitive factors generally affecting the engineering manufacturing services industry, our customers and our business; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended August 31, 2014, subsequent Reports on Forms 10-Q and 8-K and our other securities filings. Jabil disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Information: The financial results disclosed in this release include certain measures calculated and presented in accordance with U.S. GAAP. In addition to the U.S. GAAP financial measures, Jabil provides supplemental, non-U.S. GAAP financial measures to facilitate evaluation of Jabil’s core operating performance. The non-U.S. GAAP financial measures disclosed in this release exclude certain amounts that are included in the most directly comparable U.S. GAAP measures. The non-U.S. GAAP or core financial measures disclosed in this release do not have standard meanings and may vary from the non-U.S. GAAP financial measures used by other companies. Management believes core financial measures (which exclude the effects of the amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges) are a useful measure that facilitates evaluating the past and future performance of Jabil’s ongoing operations on a comparable basis. Jabil reports core operating income, core return on invested capital, core earnings and core diluted and basic earnings per share to provide investors an additional method for assessing operating income, earnings and earnings per share from what it believes are its core manufacturing operations. Included in this release are Condensed Consolidated Statements of Operations as well as a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures.

Company Conference Call Information: Jabil will hold a conference call to discuss the earnings for the fourth quarter and full fiscal year, ended August 31, 2015, today at 4:30 p.m. ET live on the Internet at http://www.jabil.com. The call will be recorded and archived on the web at http://www.jabil.com. A taped replay of the conference call will also be available September 24, 2015 at approximately 7:30 p.m. ET through midnight on October 1, 2015. To access the replay, call (855) 859-2056 from within the United States, or (404) 537-3406 outside the United States. The pass code is: 16275444. An archived webcast of the conference call will be available at http://www.jabil.com/investors/.

About Jabil

Jabil is an electronic product solutions company providing comprehensive electronics design, production and product management services to global electronics and technology companies. Offering complete product supply chain management from facilities in 27 countries, Jabil provides comprehensive, individualized-focused solutions to customers in a broad range of industries. Jabil common stock is traded on the New York Stock Exchange under the symbol, “JBL”. Further information is available on Jabil’s website: jabil.com.

Investor & Media Contact:

Beth Walters

Senior Vice President, Investor Relations & Communications

Jabil Circuit, Inc.

(727) 803-3511

beth_walters@jabil.com

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	August 31, 2015 (Unaudited)	August 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$913,963	$1,000,249
Accounts receivable, net	1,467,247	1,208,516
Inventories	2,507,264	2,008,077
Prepaid expenses and other current assets	898,790	1,057,562
Deferred income taxes	79,045	64,944
Assets of discontinued operations	—	19,669

Total current assets	5,866,309	5,359,017
Property, plant and equipment, net	2,804,333	2,271,705
Goodwill and intangible assets, net	745,918	627,700
Deferred income taxes	85,169	92,702
Other assets	101,478	128,622

Total assets	$9,603,207	$8,479,746

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable, long-term debt and capital lease obligations	$323,833	$12,960
Accounts payable	3,663,264	3,060,814
Accrued expenses	1,685,589	1,235,106
Deferred income taxes	2,455	5,094
Liabilities of discontinued operations	—	7,123

Total current liabilities	5,675,141	4,321,097
Notes payable, long-term debt and capital lease obligations, less current installments	1,346,558	1,669,585
Other liabilities	67,951	79,471
Income tax liabilities	96,379	87,555
Deferred income taxes	82,167	61,670

Total liabilities	7,268,196	6,219,378

Commitments and contingencies
Equity:
Jabil Circuit, Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	247	244
Additional paid-in capital	1,955,104	1,874,219
Retained earnings	1,468,910	1,245,772
Accumulated other comprehensive (loss) income	(50,854)	86,962
Treasury stock, at cost	(1,058,551)	(965,369)

Total Jabil Circuit, Inc. stockholders’ equity	2,314,856	2,241,828
Noncontrolling interests	20,155	18,540

Total equity	2,335,011	2,260,368

Total liabilities and equity	$9,603,207	$8,479,746

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Fiscal year ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Net revenue	$4,680,813	$4,056,245	$17,899,196	$15,762,146
Cost of revenue	4,304,239	3,793,993	16,395,978	14,736,543

Gross profit	376,574	262,252	1,503,218	1,025,603
Operating expenses:
Selling, general and administrative	209,465	177,934	862,647	675,730
Research and development	8,142	7,224	27,645	28,611
Amortization of intangibles	7,352	5,677	24,449	23,857
Restructuring and related charges	1,232	19,717	33,066	85,369
Loss on disposal of subsidiaries	—	5,057	—	7,962

Operating income	150,383	46,643	555,411	204,074
Interest and other, net	29,095	32,243	123,765	131,951

Income from continuing operations before tax	121,288	14,400	431,646	72,123
Income tax expense	30,276	32,788	137,461	73,711

Income (loss) from continuing operations, net of tax	91,012	(18,388)	294,185	(1,588)

Discontinued operations:
(Loss) income from discontinued operations, net of tax	(2,473)	(961)	(7,698)	20,554
(Loss) gain on sale of discontinued operations, net of tax	—	(6,243)	(875)	223,299

Discontinued operations, net of tax	(2,473)	(7,204)	(8,573)	243,853

Net income (loss)	88,539	(25,592)	285,612	242,265
Net income attributable to noncontrolling interests, net of tax	837	605	1,593	952

Net income (loss) attributable to Jabil Circuit, Inc.	$87,702	$(26,197)	$284,019	$241,313

Earnings per share attributable to the stockholders of Jabil Circuit, Inc.:
Basic:
Income (loss) from continuing operations, net of tax	$0.47	$(0.10)	$1.51	$(0.01)

Discontinued operations, net of tax	$(0.01)	$(0.04)	$(0.04)	$1.20

Net income (loss)	$0.45	$(0.13)	$1.47	$1.19

Diluted:
Income (loss) from continuing operations, net of tax	$0.46	$(0.10)	$1.49	$(0.01)

Discontinued operations, net of tax	$(0.01)	$(0.04)	$(0.04)	$1.20

Net income (loss)	$0.45	$(0.13)	$1.45	$1.19

Weighted average shares outstanding:
Basic	193,904	198,053	193,689	202,497

Diluted	196,351	198,053	196,005	202,497

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Fiscal year ended
	August 31, 2015	August 31, 2014
Cash flows from operating activities:
Net income	$285,612	$242,265
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	529,176	487,278
Gain on sale of discontinued operations	—	(230,878)
Restructuring and related charges	4,445	42,534
Provision for allowance for doubtful accounts	9,752	16,268
Recognition of stock-based compensation expense and related charges	62,560	10,624
Deferred income taxes	(10,912)	(38,971)
Excess tax benefit related to stock awards	(246)	(782)
Loss on disposal of subsidiaries	—	7,962
Loss (gain) on sale of property, plant and equipment	12,316	(1,773)
Other, net	659	8,689
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(292,706)	(116,458)
Inventories	(483,071)	160,790
Prepaid expenses and other current assets	113,012	73,492
Other assets	25,034	6,552
Accounts payable, accrued expenses and other liabilities	984,651	(168,735)

Net cash provided by operating activities	1,240,282	498,857

Cash flows from investing activities:
Cash paid for business and intangible asset acquisitions, net of cash	(177,632)	—
Proceeds from sale of discontinued operations and subsidiaries, net of cash	10,191	531,189
Acquisition of property, plant and equipment	(963,145)	(624,060)
Proceeds from sale of property, plant and equipment	15,784	161,138
Investments in non-marketable equity securities	(11,939)	(3,600)
Other, net	5,294	(4,000)

Net cash (used in) provided by investing activities	(1,121,447)	60,667

Cash flows from financing activities:
Borrowings under debt agreements	5,966,937	6,175,953
Payments toward debt agreements	(5,988,232)	(6,400,089)
Payments to acquire treasury stock	(85,576)	(260,274)
Dividends paid to stockholders	(63,138)	(68,211)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	18,062	15,771
Treasury stock minimum tax withholding related to vesting of restricted stock	(7,606)	(34,312)
Cash paid to purchase noncontrolling interest	(345)	(1,720)
Excess tax benefit related to stock awards	246	782
Other, net	(2,897)	(4,719)

Net cash used in financing activities	(162,549)	(576,819)

Effect of exchange rate changes on cash and cash equivalents	(42,572)	6,171

Net decrease in cash and cash equivalents	(86,286)	(11,124)
Cash and cash equivalents at beginning of period	1,000,249	1,011,373

Cash and cash equivalents at end of period	$913,963	$1,000,249

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-U.S. GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Fiscal year ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Operating income (U.S. GAAP)	$150,383	$46,643	$555,411	$204,074
Amortization of intangibles	7,352	5,677	24,449	23,857
Stock-based compensation expense and related charges	9,459	2,367	62,563	8,994
Restructuring and related charges	1,232	19,717	33,066	85,369
Distressed customer charges	—	—	—	15,113
Acquisition costs and certain purchase accounting adjustments	(5,480)	—	(5,480)	—
Loss on disposal of subsidiaries	—	5,057	—	7,962

Core operating income (Non-U.S. GAAP)	$162,946	$79,461	$670,009	$345,369

Net income (loss) attributable to Jabil Circuit, Inc. (U.S. GAAP)	$87,702	$(26,197)	$284,019	$241,313
Amortization of intangibles, net of tax	7,032	5,644	23,925	20,728
Stock-based compensation expense and related charges, net of tax	10,443	2,019	62,914	7,903
Restructuring and related charges, net of tax	1,048	17,449	32,219	72,892
Distressed customer charges, net of tax	—	(991)	—	10,243
Acquisition costs and certain purchase accounting adjustments, net of tax	(5,480)	—	(5,480)	(9,064)
Loss on disposal of subsidiaries, net of tax	—	5,057	—	7,962
Loss (income) from discontinued operations, net of tax	2,473	961	7,698	(20,554)
Loss (gain) on sale of discontinued operations, net of tax	—	6,243	875	(223,299)

Core earnings (Non-U.S. GAAP)	$103,218	$10,185	$406,170	$108,124

Net earnings (loss) per share (U.S. GAAP):
Basic	$0.45	$(0.13)	$1.47	$1.19

Diluted	$0.45	$(0.13)	$1.45	$1.19

Core earnings per share (Non-U.S. GAAP):
Basic	$0.53	$0.05	$2.10	$0.53

Diluted	$0.53	$0.05	$2.07	$0.53

Weighted average shares outstanding used in the calculations of earnings per share (U.S. GAAP):
Basic	193,904	198,053	193,689	202,497

Diluted	196,351	198,053	196,005	202,497

Weighted average shares outstanding used in the calculations of earnings per share (Non-U.S. GAAP):
Basic	193,904	198,053	193,689	202,497

Diluted	196,351	199,967	196,005	204,269

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-U.S. GAAP MEASURES

(in thousands)

(Unaudited)

CALCULATION OF RETURN ON INVESTED CAPITAL

AND CORE RETURN ON INVESTED CAPITAL

The Company calculates: (1) its “Return on Invested Capital” by annualizing its “after-tax U.S. GAAP operating income” for its most recently-ended quarter and dividing that by the average of its “net invested capital asset base” and (2) its “Core Return on Invested Capital” by annualizing its “after-tax non-U.S. GAAP core operating income” for its most recently-ended quarter and dividing that by the “average net invested capital asset base.”

The Company calculates: (1) its “after-tax U.S. GAAP operating income” by subtracting a certain tax effect (the calculation of which is explained below) from its U.S. GAAP operating income and (2) its “after-tax non-U.S. GAAP core operating income” as its non-U.S. GAAP core operating income less a certain tax effect (the calculation of which is explained below). See elsewhere in this earnings release for a reconciliation of the Company’s non-U.S. GAAP core operating income to its U.S. GAAP operating income.

The Company calculates its “average net invested capital asset base” as the sum of the averages (the calculations of which are explained below) of its stockholders’ equity, current and non-current portions of its notes payable, long-term debt and capital lease obligations less the average (the calculation of which is explained below) of its cash and cash equivalents.

The following table reconciles (1) “Return on Invested Capital,” as calculated using “after-tax U.S. GAAP operating income” to (2) “Core Return on Invested Capital,” as calculated using “after-tax non-U.S. GAAP core operating income”:

	Three months ended	Twelve months ended
	August 31, 2015	August 31, 2015
Numerator:
Operating income (U.S. GAAP)	$150,383	$555,411
Tax effect(1)	(29,498)	(136,083)

After-tax operating income	120,885	419,328
	x4	x1

Annualized after-tax operating income	$483,540	$419,328

Core operating income (Non-U.S. GAAP)	$162,946	$670,009
Tax effect(2)	(29,103)	(137,385)

After-tax core operating income	133,843	532,624
	x4	x1

Annualized after-tax core operating income	$535,372	$532,624

Denominator:
Average total Jabil Circuit, Inc. stockholders’ equity(3)	$2,313,258	$2,278,342
Average notes payable, long-term debt and capital lease obligations, less current installments(3)	1,503,210	1,508,072
Average current installments of notes payable, long-term debt and capital lease obligations(3)	167,599	168,396
Average cash and cash equivalents(3)	(938,378)	(957,106)

Net invested capital asset base	$3,045,689	$2,997,704

Return on Invested Capital (U.S. GAAP)	15.9%	14.0%
Adjustments noted above	1.7%	3.8%
Core Return on Invested Capital (Non-U.S. GAAP)	17.6%	17.8%

(1)	This amount is calculated by adding the amount of income taxes attributable to its operating income (U.S. GAAP) and its interest expense.
(2)	This amount is calculated by adding the amount of income taxes attributable to its core operating income (Non-U.S. GAAP) and its interest expense.
(3)	The average is based on the addition of the account balance at the end of the most recently-ended quarter to the account balance at the end of the prior quarter for the three months ended August 31, 2015 and dividing by two. The average is based on the addition of the account balance at the end of the most recently-ended fiscal year to the account balance at the end of the prior fiscal year for the twelve months ended August 31, 2015 and dividing by two.